Fees Summary	Dec. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,615,000
Previously Paid Amount	0.00
Total Fee Amount	2,294.53
Total Offset Amount	0.00
Net Fee	$ 2,294.53